Ideanomics

NASDAQ: IDEX


VIA
VIA
100% Electric

Ideanomics Acquisition of VIA Motors

August 30, 2021

Ideanomics | VIA

Disclosure and Forward-Looking Statements

Safe Harbor Statement

This presentation contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our proposed acquisition of VIA, statements about the expected benefits of the transaction, our business strategy and planned product offerings, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to consummate the proposed transaction on a timely basis or at all; our ability to successfully integrate VIA's operations and personnel; our ability to implement our plan, forecasts and other expectations with respect to VIA's business after the completion of the transaction and realize expected synergies; our need to raise substantial capital in order to support the combined company's business plan; the satisfaction of the conditions precedent to consummation of the proposed transaction; our ability to secure regulatory approvals on the terms expected in a timely manner or at all; our ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; any negative effects of the announcement or the consummation of the proposed transaction on the market price of our common stock or on our operating results; the impact of significant transaction costs and unknown liabilities on our operating results; the risk of litigation and/or regulatory actions related to the proposed transaction; the exertion of management's time and our resources, and other expenses incurred in connection with the transaction; the effect of the announcement or pendency of the transaction on the Company's and VIA's business relationships, operating results, and business generally; our ability to continue as a going concern; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations. These risks, as well as other risks related to the proposed transaction, will be described in the registration statement on Form S-4 and proxy statement/prospectus/consent solicitation statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our periodic reports and other filings with the SEC, including the risk factors identified in our most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K; and other risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a prospectus and proxy statement of the Company and a consent solicitation statement of VIA. The Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus/consent solicitation statement or registration statement or any other document that the Company may file with the SEC. The definitive proxy statement/prospectus/consent solicitation statement (if and when available) will be mailed to stockholders of the Company and VIA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus/consent solicitation statement (if and when available) and other documents containing important information about the Company, VIA and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company's website at Ideanomics.com or by contacting the Company's Investor Relations department at IR@Ideanomics.com.

Participants in the Solicitation

The Company, VIA and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 31, 2021. Other information regarding the participants in the proxy and consent solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus/consent solicitation statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or VIA using the sources indicated above.

Ideanomics | VIA

Ideanomics to Acquire VIA Motors in Transformative Deal Valued at Up to $630MM

- VIA is a leading designer and manufacturer of electric commercial vehicles for the global commercial fleet market, which is experiencing significant growth in its transformation to electric propulsion
- Highly complementary products extend Ideanomics' market reach and promote collaborative development and marketing opportunities
- VIA is well positioned to become a key provider of cost-effective electric commercial vehicles to sector leading retailers and fleet operators in the world
- Base transaction price of $450MM with up to potential $180MM earnout component tied to future vehicle deliveries



TRANSACTION OVERVIEW

Transaction Overview

Ideanomics to acquire VIA Motors, a leading provider of electric vehicles for commercial fleets, based on cutting-edge skateboard technology, with a focus on the high-growth commercial delivery market.

Transaction

Ideanomics to acquire VIA Motors for $450MM upfront:

- All stock consideration
- Via Shareholders to hold approx. 25% of IDEX outstanding shares post-closing (1)
- Eligible for up to $180MM of earn-out
- Earn-out component tied to future vehicle deliveries

VIA's Management Team

Highly experienced team of automotive industry leaders and EV pioneers, with decades of cumulative experience at GM, BMW, Delphi, Ford, and other leading auto OEMs and Tier 1s

Timing & Approvals

The transaction is subject to shareholder approval, as well as customary closing conditions including applicable regulatory approvals. The transaction is expected to close in Q4 2021 / Q1 2022

Note:
1. Excludes earn-out

Ideanomics | VIA

The Transition to Zero-Emission Vehicles is Just Beginning

Between 2021 and 2040, over $5 trillion will be spent on commercial vehicles and commercial charging infrastructure to enable the global transition to zero-emission vehicles.


Commercial Charging Infrastructure Investment Required
$30B
$25B
$20B
$15B
$10B
$5B
0
2021-2025
2026-2030
2031-2035
2036-2040
US
Europe
China


Annual Commercial Electric Vehicle Sales
$600B
$500B
$400B
$300B
$200B
$100B
0
2021
2026
2031
2036
US
Europe
China

Source: BloombergNEF Long-Term Electric Vehicle Outlook 2021



Ideanomics VIA



VIA MOTORS

VIA Motors At A Glance



- VIA Motors develops and will manufacture fully electric vans and trucks for short-haul and mid-mile delivery applications
- 4 platforms ranging from Class 2 – Class 5 vehicles



- Founded in 2010 and headquartered in Orem, UT with 85 staff
- Highly seasoned management team with decades of cumulative experience at GM, Ford, BMW, and other leading Auto OEMs and Tier 1 Suppliers



- Large market opportunity supported by ecommerce growth and the global transition to electric vehicles
- Focus on the high-growth local delivery market
- Skateboard-based architecture allows for competitive pricing and margins

Source: Allied Market Research Electric Vehicle Market (2020 – 2027E)

Ideanomics

Electric Light-Duty Vehicle Opportunity

Due largely to the growth of e-commerce, the overall global market for light-duty vehicles is set to double by 2035.

Sales of electric light-duty vehicles will approach one third of the global LCV market by 2030, and nearly 60% by 2040.



Global Light-Duty Commercial Vehicle Sales
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
2015
2020
2025
2030
2035
2040
Diesel and gasoline
Electric
Fuel cell
Natural gas

2021	10.1M LCVs sold globally	2.3% Electric vehicles
2030	15.7M LCVs sold globally	31.4% Electric vehicles
2040	22M LCVs sold globally	60% Electric vehicles

Source: BloombergNEF Long-Term Electric Vehicle Outlook 2021



VIA

Ideanomics | VIA

Initial Market Entry Vehicles

Skateboard-Based, Zero Emission, Battery Electric Portfolio



Class 2

Payload: 2200-3300 lbs.
Cargo: 300 & 475 cu. ft.
Range: 100 & 200 km
Models: Van & Chassis Cab



Class 3

Payload: 4400-5600 lbs.
Cargo: 300, 475, & 600 cu. ft.
Range: 200 km
Models: Van & Chassis Cab



Class 4/5

Payload: 6700-7800 lbs.
Cargo: 685 & 810 cu. ft.
Range: 100 & 200 km
Models: Step Van & Chassis Cab

VIA Motors Product Advantages

1

VIA Value Proposition Lowers Cost per Mile

- Highly scalable architecture focused on cost-effective solutions
- Assembled in common VIA manufacturing line

2

Skateboard Platform

- Competitive modular architecture
- High component re-use
- Reduced development, CapEx and material costs

3

Modular Body Systems

- Class 2 to Class 5
- Common cab, multiple wheelbases & cargo capacities with different body styles

4

Optimized and Tailored to Fleet Needs

- VIA's advanced software and control systems technology
- Meet demanding duty cycle and performance requirements

Ideanomics | VIA

Proven Leadership Team

VIA is Led by a World-Class Team of Automotive Veterans



Bob Purcell
CEO

- 30+ years of automotive experience including 25+ years in Hybrid and Electrical Drive Systems at GM and 3 Industrial start-ups
- Led GM's Advanced Technology Group for 10 years including GM's EV-1, the world's first modern electric car
- Served on Board of Boston-Power as well as CEO/Chairman of Protean Holdings. Served as Automotive Technology and Business Advisor to Berkshire Hathaway & Delphi Automotive



Dr. Thierry Caussat
CTO

- 30+ years of automotive experience
- Recognized industry expert in electrified driveline technology, systems engineering, simulation, controls strategy, and process management
- Spent several years at VALEO and 3 electric drive start-ups
- Electrical Engineering PhD



Alan Perriton
President

- Founding member of VIA Motors
- 30+-year GM veteran with executive management assignments in U.S. and Asia. Responsible for North American car platform purchasing along with production control & logistics
- Served as President of General Motors Korea and Executive-in-charge M&A activities in Asia Pacific



Robert Lutz
Chairman

- 50+ years of automotive experience with various prior Senior Executive positions
- Prior Vice Chairman at GM
- Prior EVP Global Sales & Marketing at BMW
- Prior Chairman of Ford Europe, EVP International Operations, EVP Truck Operations & member of board

IDEANOMICS AND STRATEGIC RATIONALE

About Ideanomics

Ideanomics operates across the full value chain of zero emission vehicles, with geographical and market segment diversification to help influence the global adoption of EV and Hydrogen technologies while at the same time maximizing the opportunity for shareholder returns.



Ideanomics
Global Headquarters
WAVE
SOLECTRAC
US HYBRID
VIA
MEDICI
ENERGICA
PEA
Ideanomics
China Operations
Beijing
Qingdao
Shanghai
Hangzhou
Treelectric

Ideanomics | VIA

Shaping the Future of E-Mobility

An Ecosystem Built to Accelerate Fleet Electrification

Ideanomics Mobility is an ecosystem of synergistic companies that work together to accelerate the transition to zero-emission vehicles, giving Ideanomics a strategic advantage to offer innovative business models in the EV space, like Charging-as-a-Service (CaaS) and Vehicle-as-a-Service (VaaS).

Financing	Infrastructure	Components	Vehicles
CapEx-to-OpEx models to make the transition achievable	Expertise and products in charging, energy storage and renewables.	Innovation and advanced engineering to stay at the cutting edge.	Expertise and products across the full range of zero-emission vehicles.

Our customers include public transit agencies, ports, cities, and commercial fleets.


Ideanomics

Strategic Rationale

1

Strategic fit into Ideanomics product and service offering across the commercial EV value chain, including Ideanomics financing models such as Charging-as-a-Service and Vehicle-as-a-Service.

2

Synergistic with other products and brands under Ideanomics Mobility; tremendous cross-selling multipliers across diverse, global, customer base.

3

Deep bench of experienced automotive industry leaders and EV pioneers, and full automotive OEM capabilities, further cementing Ideanomics position in commercial EV.

Ideanomics | VIA

Transformational Partnership

Vehicles

Commercial EV		2 & 3 Wheel
Vans, Trucks, Buses & Specialty Vehicles	Tractors	Motorcycles, ATVs, Tuk-tuks
VIA, MEDICI	SOLECTRAC	Treeletrik, ENERGICA

Infrastructure

WAVE	**Wireless Charging** High-Powered Inductive
PEA	**Charging & Storage** High-Powered Smart Charging

Components

US HYBRID	**Vehicle Systems & Components** Motors, Fuel Cells, DCDC

Ideanomics Mobility

Ideanomics Capital

Ideanomics Ecosystem

- Financing Solutions (CaaS & VaaS, Dealer Financing)
- Product Sales
- Infrastructure Services
- Vehicle Integration Services
- Centralized Supply Chain

Ideanomics | VIA

Ideanomics

NASDAQ: IDEX



VIA
VIA
100% Electric

Thank You

Ideanomics | VIA